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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                          Date of Report: June 3, 2004
                       ---------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




                   200 Park Avenue, New York, New York 10166
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Events.

         On May 26, 2004, MetLife, Inc., a Delaware corporation, entered into
(i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) and (ii) a pricing agreement relating to (x) $200 million aggregate principal amount of 5.50% senior notes due June 15, 2014 (the "2014 Senior Notes") and (y) $400 million aggregate principal amount of 6.375% senior notes due June 15, 2034 (the "2034 Senior Notes") (the 2014 Senior Notes and the 2034 Senior Notes, collectively, the "Senior Notes") (attached hereto as
Exhibit 1.2 and incorporated herein by reference), each among MetLife, Inc. and Banc of America Securities LLC, pursuant to which Banc of America Securities LLC, as representative of the underwriters named in the pricing agreement, agreed to purchase the Senior Notes from MetLife, Inc.

         The Senior Notes were sold pursuant to the registration statement on Form S-3 (File Nos. 333-112073, 333-112073-01 and 333-112073-02) (the
"Registration Statement") filed by MetLife, Inc. with the Securities and Exchange Commission on January 21, 2004, as amended on March 4, 2004, and a prospectus supplement dated May 26, 2004 and accompanying prospectus dated March 4, 2004.

         The terms of the 2014 Senior Notes are set forth in an indenture dated as of November 9, 2001 (the "Original Indenture") (previously filed as an exhibit to a Form 8-K filed by MetLife, Inc. with the Securities and Exchange Commission on November 28, 2001 and incorporated herein by reference), as supplemented by a seventh supplemental indenture dated as of June 3, 2004 (attached hereto as Exhibit 4.1 and incorporated herein by reference).

         The terms of the 2034 Senior Notes are set forth in the Original Indenture, as supplemented by an eighth supplemental indenture dated as of June 3, 2004 (attached hereto as Exhibit 4.3 and incorporated herein by reference).

Item 7.  Financial Statements and Exhibits.

        The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.

  (c)    Exhibits

 1.1 Underwriting Agreement dated May 26, 2004 between MetLife, Inc. and Banc of America Securities LLC, as representative of the underwriters named in the Pricing Agreement included as Exhibit 1.2 below.

 1.2     Pricing Agreement dated May 26, 2004 between MetLife, Inc. and
         Banc of America Securities LLC, as representative of the underwriters named therein, relating to the Senior Notes.

 4.1 Seventh Supplemental Indenture dated as of June 3, 2004 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2014 Senior Notes.

 4.2     Form of 2014 Senior Note (filed as Exhibit A to Exhibit 4.1 above).

 4.3 Eighth Supplemental Indenture dated as of June 3, 2004 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2034 Senior Notes.

 4.4     Form of 2034 Senior Note (filed as Exhibit A to Exhibit 4.3 above).

 5.1 Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations.

23.1 Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations (included in Exhibit 5.1)



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: June 3, 2004








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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 1.1              Underwriting Agreement dated May 26, 2004 between MetLife,
                  Inc. and Banc of America Securities LLC, as representative of the underwriters named in the Pricing Agreement included as
                  Exhibit 1.2 below.

 1.2              Pricing Agreement dated May 26, 2004 between MetLife, Inc.
                  and Banc of America Securities LLC, as representative of the underwriters named therein, relating to the Senior Notes.

 4.1 Seventh Supplemental Indenture dated as of June 3, 2004 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2014 Senior Notes.

 4.2 Form of 2014 Senior Note (filed as Exhibit A to Exhibit 4.1 above).

 4.3 Eighth Supplemental Indenture dated as of June 3, 2004 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2034 Senior Notes.

 4.4 Form of 2034 Senior Note (filed as Exhibit A to Exhibit 4.3 above).

 5.1 Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations.

23.1 Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations (included in Exhibit 5.1)